UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 2, 2016

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03.          MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth in Item 5.03 of this Current Report is hereby incorporated by reference into this Item 3.03.

ITEM 5.02.          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective August 2, 2016, the Board of Directors of Ashford Hospitality Trust, Inc. (the “Company”) adopted and approved Amendment No. 2 (“Amendment No. 2”) to 2011 Stock Incentive Plan of the Company dated May 17, 2011, as amended by Amendment No. 1 on May 13, 2014 (as amended and restated from time to time, the “Plan”), to: (1) add management stock ownership requirements that match the stock ownership requirements set forth in the Company’s Corporate Governance Guidelines; and (2) establish a minimum vesting period of 12 months for stock options and the stock appreciation rights granted pursuant to the Plan.

The foregoing summary is qualified in its entirety by reference to Amendment No. 2, filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.03.          AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective August 2, 2016, the Board of Directors of the Company adopted and approved Amendment No. 3 (the “Amendment No. 3”) to the Second Amended and Restated Bylaws of the Company, as amended by Amendment No. 1 on October 26, 2014 and by Amendment No.2 on October 19, 2015 (as amended from time to time, the “Bylaws”) to lower the threshold for the Company’s stockholders to call a special meeting of stockholders to 30% from 35% of all the votes entitled to be cast on such meeting.  Amendment No. 3 only currently affects the common stock of the Company because the common stock is the only equity security of the Company that currently has voting rights.

The foregoing summary is qualified in its entirety by reference to the Company’s Bylaws, as amended from time to time, filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 7.01.          Regulation FD Disclosure.

On August 8, 2016, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release announced that the Board of Directors of the Company:

•                  adopted and approved certain amendments to the Plan, as described in Item 5.02;

•                  adopted and approved an amendment to the Company’s Bylaws to lower the threshold for the Company’s stockholders to call a special meeting of stockholders to 30% from 35% of all the votes entitled to be cast on such meeting, as described in Item 5.03; and

•                  adopted and approved an amendment to the Company’s Corporate Governance Guidelines to increase the stock ownership requirement for the Company’s directors from an amount of the Company’s common stock having a value in excess of three times his or her annual board retainer fee to four times his or her annual board retainer fee. Current directors are expected to achieve compliance within two years and new directors are expected to achieve compliance within four years. A director who falls out of compliance with the guideline as a result of stock price volatility will have a cure period of two years.

The information pursuant to this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
3.1

Second Amended and Restated Bylaws of Ashford Hospitality Trust, Inc., as amended by Amendment No. 1 on October 26, 2014, by Amendment No. 2 on October 19, 2015 and by Amendment No. 3 on August 2, 2016.

10.1	Amendment No. 2. to 2011 Incentive Stock Plan of Ashford Hospitality Trust, Inc., dated August 2, 2016.

99.1	Press release of Ashford Hospitality Trust, Inc., dated August 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2016

ASHFORD HOSPITALITY TRUST, INC.

	By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel